1 Speakers: Donald E. Morel, Jr. Chairman and Chief Executive Officer William J. Federici Senior Vice President and Chief Financial Officer All trademarks and registered trademarks are the property of West Pharmaceutical Services, Inc., unless noted otherwise. West Pharmaceutical Services, Inc. Third-Quarter 2013 Analyst Conference Call 9 a.m. Eastern Time, October 31, 2013 A webcast of today’s call can be accessed in the “Investors” section of the Company’s web site www.westpharma.com To participate please dial: U.S. toll-free (877) 280-4960 or International (857) 244-7317 The passcode is 20596408 A replay will be available on the web site two hours after the live call and through November 7, 2013. To access the replay by telephone please dial: U.S. toll-free (888) 286-8010 or International (617) 801-6888 The passcode is 56668930 These presentation materials are intended to accompany today’s press release announcing the Company’s results for the quarter and management’s discussion of those results during today’s conference call.

2 Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements about expected financial results for 2013 and future years. Each of these estimates is based on preliminary information, and actual results could differ from these preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in today’s press release, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward- looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Certain financial measures included in today’s press release and accompanying tables, in these presentation materials, and which may be referred to in management’s discussion of the Company’s results and outlook, are Non-GAAP (Generally Accepted Accounting Principles) financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to the “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures” at the end of these materials for more information.

3 Quarterly Highlights  High-value packaging products lead sales growth  Growth, mix add 100 basis-points to gross profit margin  Improved SG&A efficiency  50% increase in adjusted diluted EPS  Stock split took effect September 26, 2013

4 Third-Quarter Summary Results $ millions, except earnings per-share (EPS) data (1) These are Non-GAAP measurements. See “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures” (Slides 15-17), “Cautionary Statement” (Slide 2) and see “Non-GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. (2) Historic EPS figures are adjusted for the stock split that occurred on September 26, 2013. Three Months Ended September 30, 2013 2012 Net Sales $ 341.8 $ 303.8 Gross Profit Margin 30.8% 29.8% Reported Operating Profit $ 39.7 $ 26.3 Adjusted Operating Profit(1) 39.7 27.9 Reported Diluted EPS(2) $ 0.37 $ 0.21 Adjusted Diluted EPS(1)(2) $ 0.39 $ 0.26

5 Third-Quarter Operating Results  Overall sales growth 10.9% • Pharmaceutical Packaging Systems up 14.7%  High-value products grew 23.4%, led by coated closures and Westar®  Customer requirements accelerated sales into the quarter  Backlog 12% higher than at September 30, 2012 • Pharmaceutical Delivery Systems 1.7% higher  Proprietary products up 12.9% on CZ growth  Comprise 24% of segment sales  Regulatory approvals of customer products delay contract revenues  Gross Profit Margin up 1.0 margin point to 30.8% • Sales growth in high-value products, production output  SG&A costs decline relative to sales • Sales growth, declining retirement benefit costs All growth rates are compared to third quarter 2012 results, excluding the impact of currency.

6 Expansion and Product Development  Geographic expansion: • China:  Sales in Q3 were for customer sampling and validation  Producing for first commercial sales, expected in Q4 • India plans revised  Metals production in 2014  Global capacity utilization improvements expected to postpone elastomer investment  Proprietary systems • Continued to grow as share of PDS sales in the quarter • Customer programs proceeding as expected • Daikyo CZ® products :  Increased cartridge sales for pre-commercial tests  Vials for generics  1 ml insert-needle volumes remain modest Daikyo CZ® is a registered trademark of Daikyo Seiko, Ltd.

7 2013 Outlook  Expect sales growth in 6-8% range, excluding currency  PPS: • Narrowing annual revenue estimate • Some Q3 sales growth expected to limit opportunities in Q4 • Improved gross profit margins on mix, efficiency, price  PDS: • Efficiencies, mix-shift expected to improve contract margins • Development projects expected to yield revenues, improving margins  Adjusted diluted EPS in the range of $1.58 to $1.63 Further details provided on slides 14 and 17

8 2014 and Long-term Outlook  Expect 2014 sales growth to be in the 6% to 8% range, ex-currency  No fundamental changes in long-term growth strategies and drivers • Growth in high-value components • Efficiency in operations • Commercialize proprietary device products  2018 planning objective: Revenue > $2.0 billion • In line with prior long-term expectations • Driven by expected high-value product growth, commercial uptake of proprietary device products  2018 planning objective: Operating profit margins in 18% to 20% range • Expect product mix and operating leverage to drive improvements

9 Change in Consolidated Sales Third-Quarter 2012 to 2013 ($ millions) $341.8 $27.2 $5.9 $4.9 $303.8 2012 Sales Volume & Mix Sales Price Currency 2013 Sales

10 Change in Consolidated Gross Profit Margin % Third-Quarter 2012 to 2013 30.8% (0.1%) (0.1%) (1.3%) 1.2% 1.3% 29.8% 2013 2012

11 Change in SG&A Costs Third-Quarter 2012 to 2013 ($ millions) $56.1 $0.9 $1.5 $0.8 $0.8 $0.2 $53.7

12 Cash Flow Metrics ($ millions) Nine Months Ended September 30, 2013 2012 Depreciation and amortization $63.1 $56.7 Operating cash flow $151.7 $117.6 Capital expenditures $113.1 $98.4

13 Summary Balance Sheet Information ($ millions) As of September 30, 2013 December 31, 2012 Cash and cash equivalents $221.7 $161.9 Debt $400.0 $411.5 Equity $836.7 $728.9 Net debt to total invested capital† 17.6% 25.5% Working capital $396.7 $295.5 † Net debt to total invested capital is a Non-GAAP measure, which management believes provides a useful measure of the comparative degree of West’s financial leverage. Net debt is determined by reducing total debt by the amount of cash and cash equivalents, and for purpose of measuring net debt to invested capital, total invested capital is the sum of net debt and shareholders’ equity.

14 2013 Full-year Financial Guidance ($ millions, except EPS) Estimated 2013 Revenue(1) Estimated Gross Profit %(1) Pharmaceutical Packaging Systems Segment $1,000 - $1,010 35.7% to 36.2% Pharmaceutical Delivery Systems Segment $360 - $370 20.0% to 21.0% Consolidated $1,360 - $1,380 31.5% - 32.0% 2013 Adjusted Diluted EPS(1)(2) Estimate $1.58 - $1.63 Capital Spending(3) $125 - $135 (1) Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.35 for the remainder of 2013. Actual results will vary as a result of variability of exchange rates, among other items. (2) See “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures”(Slides 15- 17),“Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. (3) Excludes approximately $35 million related to the new headquarters and research facility, which was incurred in 2012 but were funded in 2013

15 Non-GAAP Financial Measures(1) Three Months Ended September 30, 2013 and 2012 (in millions, except per share data) (1) See “Notes to Non-GAAP Financial Measures” (Slides 16-17), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Three-months ended September 30, 2013 Operating Profit Income Tax Expense Net Income Diluted EPS Reported (GAAP) $39.7 $10.6 $26.8 $0.37 Discrete tax items - (1.3) 1.3 0.02 Adjusted (Non-GAAP) $39.7 $9.3 $28.1 $0.39 Three-months ended September 30, 2012 Operating Profit Income Tax Expense Net Income Diluted EPS Reported (GAAP) $26.3 $9.0 $14.8 $0.21 Restructuring, impairment & related charges 1.1 0.1 1.0 0.01 Acquisition-related contingencies 0.5 0.1 0.4 0.01 Discrete tax items - (1.8) 1.8 0.03 Adjusted (Non-GAAP) $27.9 $7.4 $18.0 $0.26

16 NOTES TO NON-GAAP FINANCIAL MEASURES For additional details, please see today’s press release and Safe Harbor Statement. Today’s press release, these presentation materials and associated presentation use the following financial measures that have not been calculated in accordance with generally accepted accounting principles (GAAP) accepted in the U.S., and therefore are referred to as non- GAAP financial measures:  Adjusted operating profit  Adjusted net income  Adjusted diluted EPS  Net debt  Total invested capital  Net debt to total invested capital West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding business trends, results of operations, and the Company’s overall performance and financial position. Our executive management team uses these financial measures to evaluate the performance of the Company in terms of profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies. Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. In order to compensate for these limitations, non-GAAP financial measures are presented in connection with GAAP results. We urge investors and potential investors to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate the Company’s business. In calculating adjusted operating profit, adjusted net income and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. A reconciliation of these adjusted non-GAAP measures to the comparable GAAP financial measures is included in the accompanying tables. Please see “Non-GAAP Financial Measures” in today’s press release for further information concerning reconciling items.

17 NOTES TO NON-GAAP FINANCIAL MEASURES For additional details, please see today’s press release and Safe Harbor Statement. Reconciliation of 2013 Adjusted Diluted EPS Guidance to 2013 Reported Guidance Full Year 2013 Guidance (1) (2) Adjusted diluted EPS guidance $1.58 to $1.63 2012 R&D tax credit Other discrete tax items .03 (.03) Reported diluted EPS guidance $1.58 to $1.63 (1) Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.35 for the remainder of 2013. Actual results will vary as a result of exchange rate variability. Please refer to “Non-GAAP Financial Measures” for additional information regarding adjusted diluted EPS. (2) The 2013 consequences of those items described in “Non-GAAP Financial Measures,” which were excluded from the calculation of adjusted diluted EPS in 2012 and 2013, and any further similar items that may be incurred during 2013, are excluded from the adjusted diluted EPS guidance for 2013.